UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Runway Growth Credit Fund Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

RUNWAY GROWTH CREDIT FUND INC.
205 N. Michigan Ave

Suite 4200
Chicago, IL 60601
(312) 281-6270

April 26, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Runway Growth Credit Fund Inc. (the “Company”) to be held virtually on May 27, 2021 at 10:00 a.m., Central Time. Due to the public health impact of the coronavirus, or COVID-19, outbreak and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the Internet by virtual means. Only stockholders of record at the close of business on April 19, 2021 are entitled to the notice of, and to vote at, the Annual Meeting, including any postponement or adjournment thereof.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the meeting, you will be asked to (i) elect two directors of the Company, (ii) to ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and (iii) to approve the second amended and restated investment advisory agreement between us and our investment adviser.

It is important that your shares be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. The proxy card contains instructions for voting over the Internet by electronic mail or by returning your proxy card via mail in the envelope provided. If you are unable to attend the Annual Meeting in person (i.e., virtually), I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided. Your vote is important.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ R. David Spreng
R. David Spreng
Chairman of the Board of Directors, President and Chief Executive Officer

RUNWAY GROWTH CREDIT FUND INC.

205 N. Michigan Ave

Suite 4200
Chicago, IL 60601
(312) 281-6270

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2021

To the Stockholders of Runway Growth Credit Fund Inc.:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Runway Growth Credit Fund Inc., a Maryland corporation (the “Company”), will be held on May 27, 2021, at 10:00 a.m., Central Time, for the following purposes:

1.	To elect two directors to each serve for a term of three years, and until their successors are duly elected and qualify;

2.	To consider and vote upon the ratification of the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	To consider and vote upon a proposal to approve an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between the Company and our investment adviser, Runway Growth Capital LLC, which will become effective upon stockholder approval; and

4.	To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Due to the public health impact of the coronavirus, or COVID-19, outbreak and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the Internet by virtual means.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

The enclosed proxy statement is also available at http://runwaygrowth.com and/or http://www.astproxyportal.com/ast/22600. These websites also include copies of the form of proxy and the Company’s Annual Report on Form 10-K to stockholders. Stockholders may request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (312) 281-6270.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 19, 2021. Whether or not you expect to be present in person (i.e., virtually) at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by using the Internet.

You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally on request if you attend the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Directors,

/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Secretary and Treasurer

Chicago, IL
April 26, 2021

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also vote your proxy electronically over the Internet by following the instructions included with your proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person (i.e., virtually).

RUNWAY GROWTH CREDIT FUND INC.

205 N. Michigan Ave

Suite 4200
Chicago, IL 60601
(312) 281-6270

PROXY STATEMENT
2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Runway Growth Credit Fund Inc. (the “Company,” “we,” “us” or “our”), a Maryland corporation, for use at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 27, 2021, at 10:00 a.m. Central Standard Time and at any postponements or adjournments thereof. Due to the public health impact of the coronavirus, or COVID-19, outbreak and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the Internet by virtual means. The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K, which includes audited financial statements for the fiscal year ended December 31, 2020, are first being sent to stockholders on or about April 26, 2021.

We encourage you to vote your shares, either by voting in person (i.e., virtually) at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of the director nominees, FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and FOR the proposal to approve the Second Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) between us and our investment adviser, Runway Growth Capital LLC (the “Adviser”).

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL OR VIA THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 27, 2021:

The Notice of Annual Meeting, this proxy statement and our annual report for the fiscal year ended December 31, 2020 are available upon filing at the following Internet address: http://www.astproxyportal.com/ast/22600.

ANNUAL MEETING INFORMATION

Date and Location

We will hold the Annual Meeting on May 27, 2021, at 10:00 a.m. Central Time. The Annual Meeting will be held solely on the Internet by virtual means.

Admission

Only stockholders of record at the close of business on the record date, April 19, 2021 (the “Record Date”), or their proxies, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on April 19, 2021, we had 32,053,326 shares of common stock outstanding. Stockholders may attend the Annual Meeting on the Internet at https://web.lumiagm.com/257281653 by using the password “runway2021” and the virtual control number provided on their proxy card. In order to attend the meeting, beneficial owners must also provide a legal proxy or other instruction or evidence of ownership.

Stockholders of Record: Shares Registered in Your Name.   If, on April 19, 2021, your shares were registered directly in your name then you are a stockholder of record. As a stockholder of record, you may vote in person (i.e., virtually) at the Annual Meeting or vote by proxy.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.   If, on April 19, 2021, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person (i.e., virtually) at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect two directors of the Company nominated by the Board and named in this proxy statement, who will each serve for a term of three years and until their successors are elected and qualify;

2.	To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	To consider and vote upon a proposal to approve the Amended Advisory Agreement between the Company and the Adviser, which will become effective upon stockholder approval; and

4.	To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

VOTING INFORMATION

Record Date and Quorum Required

The record date of the Annual Meeting is the close of business on the Record Date. For each proposal to be voted upon, you may cast one vote for each share of common stock that you own as of the Record Date. Stockholders do not have cumulative voting rights or rights of appraisal.

A quorum of stockholders must be present for any business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person (i.e., virtually) or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast as of the Record Date will constitute a quorum. On the Record Date, there were 32,053,326 shares outstanding and entitled to vote. Thus, 16,026,664 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (i.e., virtually) at the Annual Meeting.  Abstentions, “withhold” votes and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.

If a quorum is not present at the Annual Meeting, the person named as chair of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

Attending the Annual Meeting Virtually

Only record or beneficial owners of the Company’s common stock as of the close of business on April 19, 2021 or their proxies may attend the Annual Meeting. Stockholders may attend the Annual Meeting on the Internet at https://web.lumiagm.com/257281653 by using the password “runway2021” and the virtual control number provided on their proxy card. In order to attend the meeting, beneficial owners must also provide a legal proxy or other instruction or evidence of ownership.

Voting at the Annual Meeting Virtually

If you are a record holder, you may vote your shares at the Annual Meeting by using the virtual control number contained in the proxy card you receive by mail. You may attend the Annual Meeting on the Internet at https://web.lumiagm.com/257281653 by using the password “runway2021” and the virtual control number provided on your proxy card. You must have the virtual control number with you during the Annual Meeting in order to vote.

If you are a beneficial holder (i.e., you hold shares of common stock through a broker, bank or other nominee) and you want to vote in person (i.e., virtually) at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and upload it during the online registration process for the virtual Annual Meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you can vote your shares in person (i.e., virtually) at the Annual Meeting or vote now by giving us your proxy. You may authorize a proxy to vote on your behalf by mail or via the Internet, as described on the enclosed proxy card. Authorizing a proxy will not limit your right to vote in person (i.e., virtually) at the Annual Meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting.

Submitting Voting Instructions for Shares Held Through a Broker

If your shares are held in street name, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify the appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. In either case, they will vote your shares as you direct on their voting instruction form. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares in person (i.e., virtually) at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the enclosed voting instruction form for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written notice, which is received by the close of business on May 26, 2021, that you are revoking your proxy to the attention of our Corporate Secretary, Thomas B. Raterman, at 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601; (2) delivering a later-dated, properly executed proxy card, which is received no later than the opening of the polls at the Annual Meeting; or (3) voting in person (i.e., virtually) at the meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person (i.e., virtually) at the meeting. Shareholders have no appraisal or dissenters’ rights in connection with any of the proposals described herein.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To elect two directors of the Company nominated by the Board and named in this proxy statement who will each serve for a term of three years and until their successors are duly elected and qualify	Affirmative vote of a plurality of all the votes cast at the Annual Meeting	No	Broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. A proxy marked “withhold” with respect to a director nominee will result in such director nominee receiving one fewer “FOR” vote that would count towards a plurality.

Proposal 2 — To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021	Affirmative vote of a majority of the votes cast at the Annual Meeting	Yes	Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this proposal.

Proposal 3 — To approve the Amended Advisory Agreement between the Company and the Adviser, which will become effective upon stockholder approval	Affirmative vote of “a majority of the outstanding voting securities” entitled to vote at the Annual Meeting. For this purpose, the Investment Company Act of 1940, as amended (the “1940 Act”) defines “a majority of the outstanding voting securities” as (a) 67% or more of the shares of common stock present or represented by proxy at the Annual Meeting if the holders of more than 50% of the outstanding shares of common stock are present or represented by proxy, or (b) 50% of the outstanding shares of common stock, whichever is less.	Yes	Abstentions and broker non-votes will have the effect of a vote against the proposal.

Confidential Voting

All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:

•	to meet any legal requirements;

•	to permit the inspectors of election to tabulate and certify your vote; or

•	to adequately respond to your written comments on your proxy card.

Vote Results

Preliminary voting results will be announced at the Annual Meeting and filed on a Current Report on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be published on an amended Current Report on Form 8-K within four days after the final voting results are established.

INFORMATION REGARDING THIS SOLICITATION

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting, and the proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person (i.e., virtually) and by telephone or facsimile transmission by directors, officers or regular employees of the Company or the Adviser, for which no director, officer or regular employee will receive any additional or special compensation. The address of Runway Growth Capital LLC is 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601.

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Thomas B. Raterman, Corporate Secretary, Runway Growth Credit Fund Inc., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, or by calling (312) 281-6270. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Thomas B. Raterman c/o Runway Growth Credit Fund Inc., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, Telephone: (312) 281-6270.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 19, 2021, the beneficial ownership of our common stock by each of our current directors, each nominee for director, each of our executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 19, 2021 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 19, 2021. Percentage of ownership is based on 32,053,326 shares of common stock outstanding as of April 19, 2021.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Runway Growth Credit Fund Inc., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class
Interested Directors:
R. David Spreng	96,839	(4)	*
Brian Laibow	–		*
Independent Directors:
Gary Kovacs	44,273		*
Julie Persily	13,282		*
Lewis W. Solimene, Jr.	13,282		*
Executive Officers Who Are Not Directors:
Thomas B. Raterman	66,413	(5)	*
Carl M. Rizzo	–		*
Executive officers and directors as a group	213,629		*
5% or More Holders:
OCM Growth Holdings, LLC(2)	18,305,267		57.10%
Carilion Clinic(3)	2,213,668		6.90%
Retirement Plan of Carilion Clinic(3)	2,213,668		6.90%

* Less than 1%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	Based on information included in the Schedule 13D/A filed by OCM Growth Holdings, LLC (“OCM Growth”) with the SEC on October 15, 2020. Pursuant to an irrevocable proxy, the shares held by OCM Growth must be voted in the same manner that our other stockholders vote their shares. The following entities may be deemed to have indirect beneficial ownership of the shares of common stock held by OCM Growth: (i) Oaktree Fund GP, LLC, a Delaware limited liability company (“GP LLC”), in its capacity as the manager of OCM Growth; (ii) Oaktree GP I, L.P., a Delaware limited partnership (“GP I LLC”), in its capacity as the managing member of GP LLC; (iii) Oaktree Capital I, L.P., a Delaware limited partnership (“Capital I”), in its capacity as the general partner of GP I LLC; (iv) OCM Holdings I, LLC, a Delaware limited liability company (“Holdings I”), in its capacity as the general partner of Capital I; (v) Oaktree Holdings, LLC, a Delaware limited liability company (“Holdings LLC”), in its capacity as the managing member of Holdings I; (vi) Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG”), in its capacity as the managing member of Holdings LLC; (vii) Oaktree Capital Group Holdings GP, LLC (“OCGH GP”), in its capacity as the duly appointed manager of OCG; (viii) Brookfield Asset Management Inc., a Canadian corporation (“BAM”) in its capacity as the indirect owner of the class A units of OCG; and (ix) Partners Limited, a Canadian corporation (“Partners,” and collectively with GP LLC, GP I LLC, Capital I, Holdings I, Holdings LLC, OCG, OCGH GP and BAM, the “Oaktree Funds”), in its capacity as the sole owner of Class B Limited Voting Shares of BAM. Each Oaktree Fund disclaims beneficial ownership of all equity securities reported in the above table. OCGH GP is managed by an executive committee consisting of Howard S. Marks, Bruce A. Karsh, Sheldon M. Stone, John B. Frank and Jay S. Wintrob (the “OCGH GP Members”). In such capacity, the OCGH GP Members may be deemed to have indirect beneficial ownership of the shares of common stock held by OCM Growth. Each OCGH GP Member expressly disclaims beneficial ownership of shares of common stock held by OCM Growth, except to the extent of his respective pecuniary interest therein. The principal business address of OCM Growth is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

(3)	Based on information included in the amended Schedule 13D jointly filed by Carilion Clinic and Retirement Place of Carilion Clinic on May 20, 2019. The address of Carilion Clinic and Retirement Plan of Carilion Clinic is 213 South Jefferson Street, Suite 807, Roanoke, Virginia 24011.

(4)	Includes 13,121 shares held by Mr. Spreng directly, 21,732 shares held by Mr. Spreng’s 401(k) Plan, and 61,985 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Holdings LLC, may be deemed to be beneficially owned by Mr. Spreng by virtue of his ownership interest in Runway Growth Holdings LLC and his position of Chief Executive Officer thereof. Mr. Spreng disclaims any beneficial ownership of these shares.

(5)	Includes 4,427 shares held by Mr. Raterman directly and 61,985 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Holdings LLC, may be deemed to be beneficially owned by Mr. Raterman by virtue of his ownership interest in Runway Growth Holdings LLC and his position of Chief Financial Officer thereof. Mr. Raterman disclaims any beneficial ownership of these shares.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date:

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
R. David Spreng	Over $100,000
Brian Laibow	None
Independent Directors:
Gary Kovacs	Over $100,000
Julie Persily	Over $100,000
Lewis W. Solimene,Jr.	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of April 19, 2021, multiplied by the Company’s net asset value per share as of December 31, 2020, which was $14.84.

(3)	The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board. Pursuant to our articles of amendment and restatement, (the “Articles of Amendment and Restatement”), the number of directors is set at three unless otherwise designated by the Board pursuant to our bylaws. In accordance with our bylaws, the Board has designated the number of directors to be five, three of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us, the Adviser or our respective affiliates. The Board is divided into three classes of directors serving staggered three-year terms. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualify or any director’s earlier resignation, death or removal.

The terms of Julie Persily and Lewis W. Solimene, Jr., Class II directors, will expire at the Annual Meeting, and the Nominating and Corporate Governance Committee has recommended, and the Board has nominated, each of Ms. Persily and Mr. Solimene to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2024 and until each of their successors are duly elected and qualify. The Board has determined that each of Ms. Persily and Mr. Solimene is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Company, of the Adviser, or any of their respective affiliates.

Ms. Persily and Mr. Solimene have each indicated their willingness to continue to serve if elected and have each consented to be named as a nominee. Ms. Persily and Mr. Solimene are not being nominated to serve as directors pursuant to any agreement or understanding between he and the Company.

A stockholder can vote for or withhold his or her vote for the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named in this proxy statement. If the nominees should decline or be unable to serve as directors, it is intended that the proxy will be voted for the election of such persons as is nominated as a replacement by the Nominating and Corporate Governance Committee and the Board. The Board has no reason to believe that the nominees will be unable or unwilling to serve.

Required Vote

The director nominees shall be elected by a plurality of all the votes cast at the Annual Meeting in person (i.e., virtually) or by proxy, provided that a quorum is present. If you vote “withhold authority” with respect to the nominees, your shares will not be voted with respect to the nominees indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

The Board unanimously recommends a vote “FOR” the election of Julie persily and lewis solimene, jr.

Biographical Information

Set forth below is a brief biography of Ms. Persily, Mr. Solimene, and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led the Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer who is not a director. Unless otherwise indicated by footnote, the address for each listed individual is 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601.

Nominees for Election as Class II Directors

Name	Age	Position	Expiration of Term	Director Since
Julie Persily	55	Director (Independent)	2021	2017
Lewis W. Solimene, Jr.	61	Director (Independent)	2021	2017

Julie Persily has served as a member of the Board since 2017 and is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Ms. Persily has also served as a member of the board of directors of Investcorp Credit Management BDC, Inc. (f/k/a CM Finance Inc.) (Nasdaq: ICMB), a business development company (“BDC”), since 2013; and SEACOR Marine Holdings Inc. (NYSE: SMHI), a global marine and support transportation services company, since April 2018. Ms. Persily retired in 2011 after serving as the Co-Head of Leveraged Finance and Capital Markets of Nomura Securities North America, a unit of Nomura Holdings Inc. (NYSE: NMR), a securities and investment banking company, since July 2010. Ms. Persily previously served in various capacities at Citigroup Inc. (NYSE: C), a financial services company, including as the Co-Head of Leveraged Finance Group from December 2006 to November 2008, the Head of Acquisition Finance Group from December 2001 to November 2006 and as Managing Director from July 1999 to November 2001. From 1990 to 1999, Ms. Persily served in various capacities including as a Managing Director, Leveraged Finance at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. From 1987 to 1989, Ms. Persily served as an analyst at Drexel Burnham Lambert, a securities and investment banking company. Ms. Persily received a B.A. in psychology and economics from Columbia College and a M.B.A. in financing and accounting from Columbia Business School.

The Board has concluded that Ms. Persily’s extensive experience with structuring, negotiating and marketing senior loans and high-yield and mezzanine financings brings important and valuable skills to the Board.

Lewis W. Solimene, Jr. has served as a member of the Board since 2017 and is the Chair of the Audit Committee and a member the Nominating and Corporate Governance Committee. Mr. Solimene served as a Managing Director and Head of Opportunistic Investments at Allstate Investments from March 2016 through April 2021, where he was responsible for managing a portfolio strategy that focuses on deploying debt and equity capital in dislocated markets, out-of-favor sectors and special solutions. Prior to joining Allstate Investments, Mr. Solimene was Senior Managing Director and Head of the Restructuring and Special Situations Group, as well as the Chicago office, at Macquarie Capital from 2007 to 2016. He was also a Managing Director at Giuliani Capital Advisors LLC from 2004 to 2007, where he ran the Restructuring Advisory Practice. At Ernst & Young Corporate Finance LLC from 2000 to 2004, Mr. Solimene was a Managing Director specializing in providing strategic solutions for underperforming and over-leveraged companies. From 1981 to 2000, Mr. Solimene held a number of leadership roles at Bank of America (and its predecessor, Continental Illinois National Bank and Trust Company), including as a Managing Director in the Global Special Situation Group where he managed a proprietary capital portfolio of stressed and distressed bank debt, private placements, high-yield bonds and equities. Mr. Solimene currently serves on the boards of directors of a number of privately held companies and non-profit organizations. He received a B.S. in Finance from Western Illinois University and an M.B.A. from the University of Chicago Graduate School of Business.

The Board has concluded that Mr. Solimene’s over 30 years of investment management, investment banking, restructuring, advisory and corporate finance experience with companies that have complex capital needs qualifies him to serve as a member of the Board.

Incumbent Class III Directors: Term Expiring 2022

Name	Age	Position	Expiration of Term	Director Since
R. David Spreng	59	Chairman of the Board (Interested), Chief Executive Officer and President	2022	2015
Brian Laibow	43	Director (Interested)	2022	2017

R. David Spreng is our President, Chief Executive Officer and Chairman of the Board and is the founder, Chief Executive Officer and Chief Investment Officer of Runway Growth Capital LLC, our external investment adviser. Mr. Spreng has over 25 years of experience as a venture capitalist and ten years as a growth-debt lender. Mr. Spreng also previously served as a Partner of Decathlon Capital Partners, which he co-founded in 2010 as a provider of growth capital for established companies. He also served as Managing Partner of Crescendo Ventures, which he co-founded in 1998 as a venture capital firm focused on early-stage investments in the technology, digital media and technology-enabled service markets. He founded IAI Ventures in 1994, before which he served as Vice President and then Senior Vice President of Investment Advisers Inc., a $20 billion diversified asset management firm from 1989 to 1994. Mr. Spreng served on the board and as chairman of the Government Affairs Committee of the National Venture Capital Association from 2005 to 2009. He served as an advisory board member of the Silicon Valley Executive Network from 2007 to 2012 and as a member of the Silicon Valley Executive Network from 2007 to 2015. Mr. Spreng has been an active member of the World Economic Forum community since 2005, including as a frequent panelist in Davos, as a member of the Technology Pioneers Selection Committee, the Steering Committee for Entrepreneurship and Successful Growth Strategies, and as an adviser to the Alternative Investments 2020 and Mainstreaming Impact Investing initiatives. Mr. Spreng currently serves on the board of directors of a number of private companies. In addition, Mr. Spreng served on the board of directors for Envivio, Inc., a provider of software-based IP video processing and distribution solutions, from 2004 to 2015, when it was acquired by Ericsson and previously served on the board of directors of Compellent Technologies, a publicly-traded provider of enterprise-class network solutions, from 2006 to 2011, prior to its acquisition by Dell. He also served on the board of directors of GSV Capital Corp., an investment company, from 2011 to 2015. Mr. Spreng is a graduate, with distinction, of the University of Minnesota.

The Board has concluded that Mr. Spreng’s experience in managerial positions in investment management, venture capital and direct growth-debt lending provides the Board valuable industry-specific knowledge and expertise on these and other matters, thus qualifying him to serve as a member of the Board.

Brian Laibow has served as a member of the Board since 2017. Mr. Laibow currently serves as a managing director at Oaktree Capital Management, L.P. (“Oaktree”) and has served in various capacities at Oaktree since 2006. Mr. Laibow previously worked at Caltius Private Equity, a middle market LBO firm in Los Angeles, in 2005. Mr. Laibow’s prior experience includes Director of M&A and Corporate Strategy at EarthLink, Inc., senior business analyst at McKinsey & Company and an investment banking internship at J.P. Morgan. Mr. Laibow has served as a member of the board of directors of Aleris Corporation, a holding company, since 2010. Mr. Laibow graduated magna cum laude with a B.A. degree in economics from Dartmouth College and studied economics at Oxford University. Mr. Laibow received his M.B.A. from Harvard Business School.

The Board has concluded that Mr. Laibow’s experience in middle market lending and investment banking provides the Board valuable expertise, thus qualifying him to serve as a member of the Board.

Incumbent Class I Director: Term Expiring 2023

Name	Age	Position	Expiration of Term	Director Since
Gary Kovacs	57	Director (Independent)	2023	2016

Gary Kovacs has served as a member of the Board since 2016 and is a member of the Audit Committee and Chair of the Nominating and Corporate Governance Committee. Mr. Kovacs has served as Chief Executive Officer of Accela, Inc., a provider of technology solutions, since December 2018. Prior to joining Accela, Mr. Kovacs served as managing director of AVG Technologies N.V.’s management board and as Chief Executive Officer of AVG from 2013 to December 2016. Prior to joining AVG, Mr. Kovacs served as Chief Executive Officer of Mozilla Corporation from 2010 to 2013. Prior to joining Mozilla, Mr. Kovacs held senior leadership roles as Senior Vice President of Markets, Solutions & Products at Sybase through to the acquisition by SAP, and as General Manager and Vice President of Mobile & Devices at Macromedia and Adobe. Previously, he led Zi Corporation, a public company specializing in embedded software and services for mobile and consumer devices. Before founding Zi Corporation, Mr. Kovacs spent 10 years at IBM in leadership positions in product management, sales, marketing and operations within the global software division. Mr. Kovacs graduated from the University of Calgary, in Canada, with his Bachelor of Commerce and an MBA with distinction. Mr. Kovacs serves on the advisory board of DocuSign, and the board of directors of Desire to Learn (D2L), ePhox Corporation, Sensory, Inc. and Make-a-Wish Foundation (Bay Area Chapter). He is also a member of the University of Calgary Management Advisory Council.

The Board has concluded that Mr. Kovacs’ extensive leadership experience in the technology industry qualifies him to serve as a member of the Board.

Executive Officers Who Are Not Directors

Name	Age	Position	Officer Since
Thomas B. Raterman	61	Chief Financial Officer, Treasurer and Secretary	2015
Carl Rizzo	69	Chief Compliance Officer	2015

Thomas B. Raterman has served as our Chief Financial Officer, Treasurer and Secretary, and as the Chief Financial Officer of Runway Growth Capital LLC since 2015. Mr. Raterman formerly served as Director, Chief Operating Officer and Chief Financial Officer of GSV Financial Group from February 2011 to December 2016. Mr. Raterman has more than 30 years of corporate finance, investment banking, private equity and financial executive management experience with rapidly growing entrepreneurial companies. Mr. Raterman has been the President of Burling Street Capital LLC, a boutique financial advisory and private equity firm, since 2001. Mr. Raterman also served as chairman and Chief Executive Officer of a boutique financial advisory firm, InterOcean Financial Group LLC, and its wholly-owned subsidiaries from March 2006 to August 2009, where he led the day-to-day operations of InterOcean Financial Group’s merchant banking and private equity business. In addition, he served as Chief Financial Officer, Executive Vice President and Central Region Manager of LKQ Corporation from February 1998 to February 2001. During his tenure, LKQ completed 31 acquisitions and grew to $225 million in revenue. Today LKQ Corporation is publicly traded (NASDAQ: LKQX). Mr. Raterman also served as a Vice President of Flynn Enterprises, Inc., a family office and venture capital and consulting firm, from June 1995 to February 2001. Earlier in his career, Mr. Raterman worked at several leading commercial lending firms including GE Capital, Continental Illinois National Bank and Security Pacific Bank. Mr. Raterman earned a Masters of Management with a concentration in Finance from Northwestern University Kellogg Graduate School of Management and a Bachelor of Science from Miami University in Oxford, Ohio.

Carl M. Rizzo has served as our Chief Compliance Officer since 2015. Mr. Rizzo has served as a Director at Alaric Compliance Services LLC since April 2011 and performs his functions as our Chief Compliance Officer under the terms of an agreement between the Company and Alaric Compliance Services LLC. He currently also serves as Chief Compliance Officer for the Adviser. He has served as Chief Compliance Officer for TriplePoint Venture Growth BDC Corp. (NYSE: TPVG), a BDC, and its investment adviser, TPVG Advisers LLC, since 2014, and as Chief Compliance Officer for Canyon Bridge Management Corp. and SWBC Investment Advisory Services LLC since February 2019. He may be from time to time engaged to serve as the Chief Compliance Officer for other business development companies, SEC-registered investment advisers, and other funds or managers pursuant to his employment with Alaric. Mr. Rizzo also served from May 2011 to November 2011 as interim Chief Compliance Officer for an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University, a Bachelor of Arts degree from Davidson College and a Juris Doctor degree from the University of Richmond’s T.C. Williams School of Law.

CORPORATE GOVERNANCE

Board Composition

The Board consists of five members. Pursuant to the Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class serving staggered, three-year terms. The term of our Class II directors will expire at the Annual Meeting; the term of our Class III directors will expire at the 2022 annual meeting of the stockholders; and the term of our Class I director will expire at the 2023 annual meeting of stockholders. The current composition of the Board is described above under “ – Biographical Information”.

Independent Directors

Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company or any of its affiliates (the “Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Ms. Persily and Messrs. Kovacs and Solimene qualify as Independent Directors. Each director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Messrs. Spreng and Laibow are considered “interested persons” (as defined in the 1940 Act) of the Company. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Laibow is an “interested person” (as defined in the 1940 Act) of the Company because he is the nominee of OCM Growth, a majority shareholder of the Company, to the Board and because he serves on the Board of Managers and investment committee of the Adviser.

Board Meetings and Attendance

The Board met five times during 2020. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which he or she served (during the periods that he or she served). The Board’s standing committees are set forth below under “ — Committees of the Board of Directors”. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. Ms. Persily and Messrs. Solimene and Spreng attended the Annual Meeting in 2020.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, the Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, the Board may designate a Chair to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the Company’s and our stockholders’ best interests at such times.

Presently, Mr. Spreng serves as the Chairman of the Board. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Spreng’s familiarity with the Adviser’s investment platform and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of the Board. Our view is that we are best served through this existing leadership structure, as Mr. Spreng’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

The Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director serves as Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “ — Committees of the Board of Directors,” the Audit Committee and Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, systems of internal controls regarding finance and accounting, audits of the Company’s financial statements and establishing guidelines and making recommendations to the Board regarding the valuation of our investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

We believe that the Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

The Board has established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. Both the Audit Committee and the Nominating and Corporate Governance Committee operate pursuant to a charter, each of which is available under the “Document Center” section of our website at http://runwaygrowth.com/document-center/, and is also available in print to any stockholder who requests a copy.

Audit Committee

The members of our Audit Committee are Messrs. Solimene and Kovacs and Ms. Persily, each of whom is not considered an “interested person” (as defined in the 1940 Act) of the Company. Mr. Solimene serves as Chair of the Audit Committee. The Board has determined that Mr. Solimene is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Solimene and Kovacs and Ms. Persily meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. The Audit Committee held eight meetings in 2020.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board. The members of the Nominating and Corporate Governance Committee are Ms. Persily and Messrs. Solimene and Kovacs, each of whom is considered independent under the rules of the NASDAQ Global Select Market and is not an “interested person” (as defined in the 1940 Act) of the Company. Mr. Kovacs serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of our bylaws.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of the Board and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves our needs and the interests of our stockholders. In addition, as part of the Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee will evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee held one meeting in 2020.

Communication with the Board of Directors

Stockholders with questions about us are encouraged to contact Thomas B. Raterman, Corporate Secretary, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601 (312) 281-6270. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board directly by sending their communications to Runway Growth Credit Fund Inc. Board of Directors, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as any of our other officers, directors and employees. Our code of business conduct and ethics is available on our website at http://runwaygrowth.com/document-center/. We will report any material amendments to or waivers of a required provision of our code of business conduct and ethics on our website and/or in a Current Report on Form 8-K.

Hedging, Speculative Trading and Pledging of Securities

Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.

Compensation of Directors

The following table sets forth the compensation received by our directors for the year ended December 31, 2020. No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, for their service as directors.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
R. David Spreng	—	—	—
Brian Laibow	—	—	—
Independent Directors
Gary Kovacs	$84,500	—	$84,500
Julie Persily	$79,500	—	$79,500
Lewis W. Solimene, Jr.	$84,500	—	$84,500

(1)	For a discussion of the Independent Directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The Independent Directors receive an annual fee of $65,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular meeting of the Board and $1,500 for attending any regular Board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any committee meeting telephonically. In addition, they will receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each special Board meeting. The Chair of the Audit Committee receives an annual fee of $5,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the per share net asset value of our common stock.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, Runway Administrator Services, LLC, our administrator (the “Administrator”), or their affiliates, pursuant to the terms of our existing investment advisory agreement with the Adviser (the “Existing Advisory Agreement”), and the administration agreement with the Administrator (the “Administration Agreement”), as applicable. Our day-to-day investment and administrative operations are managed by the Adviser and the Administrator. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser, the Administrator or their affiliates. Mr. Rizzo, our Chief Compliance Officer, has been appointed pursuant to an agreement between the Company and Alaric Compliance Services LLC and is compensated by Alaric Compliance Services LLC.

None of our executive officers receive direct compensation from us. We reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). Certain of our executive officers and other members of the Adviser’s investment committee, including Messrs. Spreng and Raterman, through their ownership interest in or management positions with the Adviser, may be entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Existing Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Existing Advisory Agreement. See “Certain Relationships and Related Transactions” below.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, certain officers and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC, we believe that all reports for the Company’s officers, directors and ten percent stockholders that were required to be filed under Section 16 of the Exchange Act were timely filed for 2020, except that one Form 4 was not filed timely on behalf of OCM Growth Holdings, LLC due to administrative error.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain members of the Adviser’s senior investment team and investment committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the Adviser with similar investment objectives. Similarly, the Adviser may have other clients with similar, different or competing investment objectives.

Our investment strategy includes investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. As a result, members of the Adviser’s senior investment team and investment committee, in their roles at the Adviser, may face conflicts in the allocation of investment opportunities among us and other investment vehicles that may in the future be managed by the Adviser with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with the Adviser’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles that are managed by the Adviser’s senior investment team, such investment will be apportioned by the Adviser’s senior investment team in accordance with (1) the Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good-faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us. The Adviser believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors how allocation determinations are made among any investment vehicles managed by the Adviser.

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board or exemptive relief for such transaction. The Board will review these procedures on an annual basis.

We may co-invest with investment funds, accounts and vehicles managed by the Adviser, where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. On August 10, 2020, we, the Adviser, and certain other funds and accounts sponsored or managed by the Adviser and/or its affiliates were granted an order (the “Order”) that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by the Adviser or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our Independent Directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment strategies and policies.

Existing Advisory Agreement

We have entered into the Existing Advisory Agreement with the Adviser. Mr. Spreng, our President, Chief Executive Officer and Chairman of our Board of Directors, and a member of the Adviser’s investment committee, has a direct pecuniary interest in Runway Growth Capital and an indirect pecuniary interest in Runway Growth Capital through his ownership interest in Runway Growth Holdings LLC (“Runway Growth Holdings”), which has an ownership interest in the Adviser. Mr. Raterman, our Chief Financial Officer and a member of the Adviser’s investment committee, has a direct pecuniary interest in the Adviser and an indirect pecuniary interest in the Adviser through his ownership interest in Runway Growth Holdings. Mr. Laibow, our director, and a member of the Adviser’s investment committee, has a direct pecuniary interest in the Adviser and an indirect pecuniary interest in Runway Growth Capital through his ownership interest in Runway Growth Holdings, which has an ownership interest in Runway Growth Capital. Matthew Hanson, a member of the Adviser’s investment committee, also has a direct pecuniary interest in the Adviser and an indirect pecuniary interest in the Adviser through his ownership interest in Runway Growth Holdings. Pursuant to the Existing Advisory Agreement, we pay the Adviser a base management fee and an incentive fee for its services. We paid the Adviser management fees of $6,831,566 and incentive fees of $7,260,656 for the year ended December 31, 2020.

Under the Existing Advisory Agreement, the Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and conducting diligence on our investments and monitoring our investment portfolio on an ongoing basis. The Adviser’s incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments. See the “Risk Factors” sections of our public SEC filings for more information about these potential conflicts of interest.

Executive Officers and Managers of the Adviser

David Spreng, our President and Chief Executive Officer and Chairman of the Board, and Thomas Raterman, our Chief Financial Officer, are executive officers of the Adviser, and Mr. Spreng also serves on the board of managers of the Adviser. Messrs. Spreng and Raterman may be deemed to beneficially own, in the aggregate, directly and indirectly, approximately 24.48% of the membership interests of the Adviser.

The executive officers and managers of the Adviser and their principal occupations are listed below. The address of each is the same as the Adviser.

Name	Position(s) Held with the Company	Principal Occupation(s) During Past 5 Years
R. David Spreng	President, Chief Executive Officer and Chairman of the Board	Mr. Spreng is the founder, Chief Executive Officer and Chief Investment Officer of Runway Growth Capital LLC, our external investment adviser. Mr. Spreng has over 25 years of experience as a venture capitalist and ten years as a growth-debt lender. Mr. Spreng also previously served as a Partner of Decathlon Capital Partners, which he co-founded in 2010 as a provider of growth capital for established companies. He also previously served as Managing Partner of Crescendo Ventures, which he co-founded in 1998 as a venture capital firm focused on early-stage investments in the technology, digital media and technology-enabled service markets.

Thomas B. Raterman	Chief Financial Officer, Treasurer and Secretary	Mr. Raterman is the Chief Financial Officer of the Adviser and a member of its investment committee, and formerly served as Chief Operating Officer and Chief Financial Officer of GSV Financial Group LLC from February 2011 to December 2016.

Carl Rizzo	Chief Compliance Officer	Mr. Rizzo has served as a Director at Alaric Compliance Services LLC since April 2011 and performs his functions as our and the Adviser’s Chief Compliance Officer under the terms of agreements between Alaric Compliance Services LLC and the Company and the Adviser, respectively. He has served as a Director at Alaric since 2011 and is currently, and may be from time to time, engaged to serve as the Chief Compliance Officer for other business development companies, SEC-registered investment advisers, and other funds or managers pursuant to his employment with Alaric.

Greg Greifeld	—	Mr. Greifeld is a managing director of the Adviser and has served as a member of the Adviser’s investment committee since November 2018. Following multiple consultant assignments during 2016, Mr. Greifeld formally joined Runway Growth Capital in January 2017. Mr. Greifeld previously worked for HPS Investment Partners, a $33 billion global alternative investment firm with a focus on directly originated credit (formerly Highbridge Principal Strategies).

Kevin S. Spreng	—	Mr. Spreng is a member of the Adviser’s board of managers and is a shareholder in the Corporate, Securities, and Mergers and Acquisitions Groups of Fredrickson & Byron P.A., a Minneapolis-based law firm.

Robert Greifeld	—	Mr. Greifeld is a member of the Adviser’s board of managers and had served as the chairman of the board of directors of Nasdaq, Inc. until May 10, 2017. Mr. Greifeld has served as chairman of the board of Virtu Financial, Inc. (Nasdaq: VIRT) since July 2017. Previously, Mr. Greifeld was Nasdaq, Inc.’s chief executive officer and a member of its board of directors from 2003 until 2016.

Brian Laibow	Director	Mr. Laibow is a member of the Adviser’s investment committee and currently serves as a managing director at Oaktree Capital Management, L.P. (“Oaktree”) and has served in various capacities at Oaktree since 2006.

Administration Agreement

We have entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of the Adviser, pursuant to which the Administrator is responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay the Administrator an amount equal to our allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions. Pursuant to the terms of the Administration Agreement, the amounts payable to the Administrator from us in any fiscal year will not exceed the greater of (i) 0.75% of the aggregate capital commitments as of the end of the most recently completed fiscal year and (ii) $1 million. We reimbursed the Administrator $546,073 and accrued a payable of $143,515 due to the Administrator for the year ended December 31, 2020, which includes amounts reimbursable to the Administrator for organizational and offering costs, professional fees and other expenses.

License Agreement

We have entered into a license agreement with the Adviser pursuant to which the Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “Runway.” Under this agreement, we have the right to use the “Runway” name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Runway” name.

If any of the contractual obligations discussed above are terminated in the future, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under the Existing Advisory Agreement and the Administration Agreement. Any new investment advisory agreement, including the Amended Advisory Agreement, would also be subject to approval by our stockholders.

Oaktree Strategic Relationship

In December 2016, GSV Growth Credit LLC entered into a strategic relationship with Oaktree. In connection with the strategic relationship, OCM Growth, which is managed by Oaktree, made a $125 million capital commitment to us, which was subsequently increased to $139.0 million (the “Initial OCM Commitment”). In June 2019, OCM Growth made a subsequent $112.5 million capital commitment to us. As of the Record Date, OCM owns 18,305,267 shares of our common stock or 57% of our total issued and outstanding shares. OCM Growth has granted a proxy to us pursuant to which the shares held by OCM Growth will be voted in the same manner as our other stockholders vote their shares.

In connection with the Initial OCM Commitment, we entered into the Stockholder Agreement with OCM Growth, pursuant to which OCM Growth has a right to nominate a member of the Board for election. Brian Laibow was appointed to the Board, effective January 25, 2017, as OCM Growth’s representative. OCM Growth also holds an interest in the Adviser and has the right to appoint a member to each of the Adviser’s board of managers and investment committee. OCM Growth’s initial appointee to the Adviser’s board of managers and investment committee is Brian Laibow. See the “Risk Factors” sections of our public SEC filings for more information about these potential conflicts of interest.

Mr. Laibow is an employee of Oaktree, and we expect that he will continue to engage in investment advisory activities for Oaktree, which could result in a conflict of interest and may distract him from his responsibilities to us and the Adviser. Messrs. Spreng and Raterman will monitor the relationship with Mr. Laibow for any conflicts of interest and will seek to resolve them on our behalf, subject to the oversight of the Board. Mr. Laibow will recuse himself from consideration of any potential conflicts related to Oaktree, should any such conflicts arise.

Board of Directors

As of the Record Date, certain of our current directors and executive officers, and their immediate family members, have committed, directly and indirectly, an aggregate of $1,350,000 in capital commitments to us.

Five Percent or More Holders

As of the Record Date, Carilion Clinic and Retirement Plan of Carilion Clinic have each committed $25 million in capital commitments to us and each hold 2,213,668 shares of our common stock or 6.9% of our total outstanding shares. OCM Growth’s capital commitment and share ownership are described above. See “Security Ownership of Certain Beneficial Owners and Management” for more information.

PROPOSAL 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Audit Committee, which consists solely of Independent Directors, has selected RSM US LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

RSM US LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of RSM US LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Principal Accountant Fees and Services

The following aggregate fees by RSM US LLP were billed for work attributable to audit, tax and other services provided to the Company in each of the fiscal years ended December 31, 2020 and 2019.

	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Audit Fees	$472,494	$508,952
Audit-Related Fees	—	—
Tax Fees	20,250	20,250
All Other Fees	—	—
Total Fees:	$492,744	$529,202

Services rendered by RSM US LLP in connection with fees presented above were as follows:

Audit Fees.  Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees.  Audit related fees are assurance-related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees.  Tax fees include professional fees for tax compliance and tax advice.

All Other Fees.  Fees for other services would include fees for products and services other than the services reported above.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM US LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with the pre-approval policy, the Audit Committee includes every year a discussion and pre-approval of such services and the expected costs of such services for the year.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Runway Growth Credit Fund Inc. operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Ms. Persily and Messrs. Solimene and Kovacs.

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2020. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 16, Communications with Audit Committees. SAS No. 16 requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

Additionally, the Audit Committee has discussed with RSM US LLP the matters required to be discussed by Statement of Auditing Standards No. 18, Related Parties.

The Audit Committee received and reviewed the written disclosures from RSM US LLP required by the applicable Public Company Accounting Oversight Board (United States) (the “PCAOB”) rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with RSM US LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting RSM US LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements as of and for the year ended December 31, 2020 be included in the 2020 Form 10-K, for filing with the SEC. The Audit Committee also recommended the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and the Board approved such recommendation.

Respectfully Submitted,

Audit Committee Members

Lewis W. Solimene, Jr., Chair
Gary Kovacs
Julie Persily

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

PROPOSAL 3: APPROVAL OF SECOND AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

General

Stockholders of the Company are being asked to consider and vote on a proposal to approve the Amended Advisory Agreement between the Company and the Adviser. The Amended Advisory Agreement is attached as Exhibit A to this proxy statement. The Existing Advisory Agreement, which was effective as of September 12, 2017, was initially approved by the Board, including a majority of our independent directors, at an in-person meeting on August 3, 2017, and by our stockholders at a special meeting held on September 12, 2017. However, in order to make certain changes to the management and incentive fee calculation mechanisms and clarify language relating to liquidity events, the Board and the Adviser have determined that the agreement should be amended. Accordingly, we are proposing certain revisions to our investment advisory agreement. The Board met on April 7, 2021, to, among other things, review and approve the Amended Advisory Agreement subject to approval by stockholders and recommend it for submission to the stockholders at the Annual Meeting.

If the Amended Advisory Agreement is approved by the Company’s stockholders, the Amended Advisory Agreement is expected to become effective as of the date on which such approval is received. If the Amended Advisory Agreement is not approved by the Company’s stockholders, the Existing Advisory Agreement will continue in effect, and the Board will consider various alternatives, including seeking subsequent approval of a new investment advisory agreement by the Company’s stockholders.

Summary of Changes in the Amended Advisory Agreement

The Board has approved, and recommends to the stockholders of the Company that they approve, the Amended Advisory Agreement between the Company and the Adviser. You should refer to the form of the Amended Advisory Agreement attached hereto as Exhibit A for its complete terms.

The Amended Advisory Agreement is substantially similar to the Existing Advisory Agreement, except as follows:

1.	Definition of “Spin-off Transaction”

Existing Advisory Agreement

For purposes of the Existing Advisory Agreement, “a “Spin-Off transaction” includes a transaction whereby the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the Company’s common stock; (ii) exchange their shares of the Company’s common stock for shares of common stock in a newly formed entity (the “Public Fund”) that shall elect to be regulated as a BDC under the Investment Company Act and treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and shall use its commercially reasonable best efforts to complete an IPO of shares of its common stock not later than three years after the Company’s final closing of its private placement of shares of its common stock, which closing shall occur no later than December 31, 2017; or (iii) exchange their shares of the Company’s common stock for interests of one or more newly formed entities (each, a “Liquidating Fund”) that shall each be organized as a limited liability company, and which shall, among other things, seek to complete an orderly wind down and/or liquidation of any such Liquidating Fund.”

Amended Advisory Agreement

The Amended Advisory Agreement revises the definition of “Spin-Off transaction” in the Existing Advisory Agreement to (i) remove references to the Liquidating Fund, which is no longer contemplated in connection with the Spin-Off transaction, and (ii) contemplate a listing of the Company’s securities on a national securities exchange (an “Exchange Listing”). After consideration by the Company and the Adviser, the Company has determined that the liquidation fund option would not be administratively possible under the provisions of the 1940 Act or cost effective for any liquidating fund participants. As a result, the Company is proposing that the Liquidating Fund option be removed from the Amended Advisory Agreement. In addition, the Company believes that adding the flexibility of an Exchange Listing as a Spin-off transaction option would be beneficial to shareholders by expanding the definition of a Spin-off transaction to allow the Company additional options when considering liquidity options for shareholders and addressing such option in the advisory fee structure.

Specifically, the Amended Advisory Agreement clarifies that a “Spin-off transaction” includes either a transaction whereby (a) the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the Company’s common stock, or (ii) exchange their shares of the Company’s common stock for shares of common stock in the Public Fund that shall elect to be regulated as a BDC under the Investment Company Act and treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Public Fund Spin-Off”); or (b) the Company completes an Exchange Listing.

2.	Base Management Fee

Existing Advisory Agreement

Under the Existing Advisory Agreement, until the earlier of (1) the consummation of an initial public offering (“IPO”) of the Public Fund in connection with a Spin-Off transaction and (2) the earliest date at which (a) all Capital Commitments have been called for investments and/or expenses and (b) the Company holds no more than 10.0% of its total assets in cash, the base management fee will be an amount equal to 0.4375% (1.75% annualized) of the Pre-Spin-Off Gross Assets at the end of the most recently completed calendar quarter, provided, however, that the base management fee payable in a calendar year will not exceed the actual operating expenses incurred by the Adviser during such calendar year (the “Management Fee Cap”). No later than March 31 of each calendar year, the Adviser will provide the Company a reconciliation of the actual operating expenses incurred by the Adviser for the prior calendar year and the base management fee paid to the Adviser for such prior calendar year. To the extent the base management fee paid to the Adviser for such prior calendar year exceeds the Management Fee Cap (the “Excess Fee”) for such prior calendar year, the base management fee payable to RGC for the second calendar quarter and each subsequent quarter immediately following such calendar year will be reduced by the Excess Fee until such time as the Excess Fee for the prior calendar year has been reduced to zero. For the avoidance of doubt, actual operating expenses of the Adviser for a particular year will not include any reduction in base management fees as a result of Excess Fees paid by the Company. Following the earlier of (1) the consummation of an IPO of the Public Fund in connection with a Spin-Off transaction and (2) the earliest date at which (a) all Capital Commitments have been called for investments and/or expenses and (b) the Company holds no more than 10.0% of its total assets in cash, the base management fee will be an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets (defined below) during the most recently completed calendar quarter for so long as the aggregate amount of Gross Assets of the Company as of the end of the most recently completed calendar quarter is less than $500,000,000. For purposes of the Advisory Agreement, “Gross Assets” is defined as the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage, as well as any paid-in-kind interest, as of the end of the most recently completed fiscal quarter. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $500,000,000, but less than $1,000,000,000, the base management fee will be an amount equal to 0.40% (1.60% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1,000,000,000, the base management fee will be an amount equal to 0.375% (1.50% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter.

Amended Advisory Agreement

The Amended Advisory Agreement simplifies the base management fee mechanism to reflect that the Company has satisfied the trigger to move to the second iteration of the base management fee calculation that includes breakpoints based on the Company’s Gross Assets. The Company does not believe that these revisions in the Amended Advisory Agreement result in any material changes to the calculation of the base management fee but rather further clarifies the calculation so avoid any confusion from the underlying language in the agreement. Specifically, the Amended Advisory Agreement removes the language that describes how the base management fee was calculated prior to the satisfaction of that trigger, which is no longer applicable.

Under the Amended Advisory Agreement, the base management fee shall be an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter for so long as the aggregate amount of Gross Assets of the Company as of the end of the most recently completed calendar quarter is less than $500,000,000. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $500,000,000, but less than $1,000,000,000, the Base Management Fee shall be an amount equal to 0.40% (1.60% annualized) of the average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1,000,000,000, the Base Management Fee shall be an amount equal to 0.375% (1.50% annualized) of the average daily Gross Assets during the most recently completed calendar quarter.

3.	Income Incentive Fee

a.	Definition of Pre-Incentive Fee Net Investment Income

Existing Advisory Agreement

Under the Existing Advisory Agreement, the Income Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income will be based on the Pre-Incentive Fee net investment income earned for the quarter. For this purpose, “Pre-Incentive Fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) that the Company accrues during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement), and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee); provided however, that Pre-Incentive Fee net investment income will be reduced by multiplying the Pre-Incentive Fee net investment income earned for the quarter by a fraction, the numerator of which is the Company’s average daily Gross Assets during the immediately preceding fiscal quarter minus average daily borrowings during the immediately preceding fiscal quarter, and the denominator of which is the Company’s average daily Gross Assets during the immediately preceding fiscal quarter.

Amended Advisory Agreement

The Amended Advisory Agreement revises the definition of Pre-Incentive Fee net investment income to remove the leverage carve-out, and now allows the Company to be paid incentive fees on income received based on investments made with borrowings. The Company believes that this change to the Pre-Incentive Fee net investment income definition makes the Incentive Fee comparable to similar fees paid by other BDCs in the market. The Company also believes that removing the leverage will further incentivize the Adviser as investment manager of the Company to the extent the Company increases its use of leverage in its investment activities.

Specifically, the Amended Advisory Agreement specifies that Pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee).

b.	Removal of Post-Spin-Off Look-Back Hurdle

Existing Advisory Agreement

Under the Existing Advisory Agreement, after the consummation of an IPO of the Public Fund in connection with a Spin-Off transaction, in the event that (a) the sum of the Company’s cumulative net realized losses for the previous four fiscal quarters or, if fewer than four fiscal quarters have passed since such IPO, that number of fiscal quarters since such IPO (the “Look-Back Period”), exceeds 2.0% of the total non-control/non-affiliate investments (i) made by the Company during the Look-Back Period or (ii) transferred to the Public Fund in connection with a Spin-Off transaction during the Look-Back Period and (b) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), during the Look-Back Period is less than 10.0% no Income Incentive Fee will be payable for such quarter until the first subsequent quarter in which (x) the sum of the Company’s cumulative net realized losses for the Look-Back Period is equal to or less than 2.0% of the total non-control/non-affiliate investments (i) made by the Company during the Look-Back Period or (ii) transferred to the Public Fund in connection with a Spin-Off transaction during the Look-Back Period or (y) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), during the Look-Back Period equals or exceeds 10.0%; provided, however, that in no event will any Income Incentive Fee be paid for any prior quarter after the three-year anniversary of the end of such quarter.

Amended Advisory Agreement

The Amended Advisory Agreement removes the Look-Back Period that capped the Incentive Fee payable after a Spin-Off transaction if the Company’s realized losses exceeded 2% of the Company’s non-affiliate investments during the previous four quarters. The Company believes that the removal of the Look-Back Period makes the Incentive Fee comparable to similar fees paid by other BDCs in the market and further incentivizes the Adviser as the investment manager of the Company.

4.	Capital Gains Incentive Fee

Existing Advisory Agreement

Under the Existing Advisory Agreement, under the capital-gains component of the incentive fee (the “Capital Gains Fee”), the Company will pay the Adviser, as of the end of each calendar year, 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a BDC through the end of that calendar year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee; provided, however, that the Company will not pay the Capital Gains Fee to the Adviser for any calendar year in which the sum of the Company’s (1) Pre-Incentive Fee net investment income and (2) realized gains less realized losses and unrealized capital depreciation from the date of the Company’s election to be regulated as a BDC through the end of such calendar year, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of such calendar year is less than 8.0% until the first subsequent calendar quarter in which the sum of the Company’s (1) Pre-Incentive Fee net investment income and (2) realized gains less realized losses and unrealized capital depreciation from the date of the Company’s election to be regulated as a BDC through, and including, the end of such subsequent calendar quarter, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of such calendar quarter is equal to or exceeds 8.0%; provided, further, that in no event will any Capital Gains Fee be paid for any prior year after the three-year anniversary of the end of such year. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” will not include any unrealized appreciation. If such amount is negative, then no Capital Gains Fee will be payable for such year.

Amended Advisory Agreement

The Amended Advisory Agreement revises the Capital Gains Fee calculation to remove the “hurdle” concept contained therein. The Company believes that this change to the Capital Gains Fee calculation makes the Capital Gains Fee comparable to similar fees paid by other BDCs in the market and further incentivizes the Adviser as investment manager of the Company.

Specifically, the Capital Gains Fee would now equal 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a BDC through the end of the relevant calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year less the aggregate amount of any previously paid Capital Gains Fee.

No other provisions of the Existing Advisory Agreement will change materially.

If the Amended Advisory Agreement had been in effect as of January 1, 2020, replacing the Existing Advisory Agreement, and all other factors remained the same, it is estimated that the management and incentive fees paid by the Company would have been as follows:

	Fees payable under the Existing Advisory Agreement	Fees paid under the Amended Advisory Agreement	(Decrease)/ Increase	Per Share (Decrease)/ Increase	Percentage (Decrease)/ Increase
Year Ended December 31, 2020:
Base management fee	$6,831,566	$6,533,225	$(298,341)	$(0.01)	(4.37)%
Income incentive fee	$7,260,656	$8,313,952	$1,053,296	$0.03	14.51%
Capital Gains incentive fee	–	–	–	–	–
Total	$14,092,222	$14,847,177	$754,955	$0.02	10.14%

On April 7, 2021, at a virtual meeting, the Board, including a majority of the directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company or the Adviser, approved the Amended Advisory Agreement for an initial term of two years. In reliance upon certain exemptive relief granted by the SEC in connection with the global COVID-19 pandemic, the Board undertook to ratify the Amended Advisory Agreement at its next in-person meeting The Amended Advisory Agreement will become effective upon approval by our stockholders at the Annual Meeting.

In its consideration of the approval of the Amended Advisory Agreement, the Board focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services provided to us by the Adviser under the terms of the Existing Advisory Agreement and to be provided under the terms of the Amended Advisory Agreement;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

•	information about the services being performed and the personnel performing such services under the Existing Advisory Agreement and to be performed under the Amended Advisory Agreement;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives, including expenses related to investment due diligence, travel and investigating and monitoring investments;

•	any existing and potential sources of indirect income to the Adviser from its relationship with us and the Adviser’s profitability; and

•	the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of our stockholders.

Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of the advisory and other services provided to us by the Adviser, including the flow of transaction opportunities resulting from the Adviser’s investment professionals’ financial expertise, the employment of the Adviser’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and monitoring of portfolio companies, in light of the investment objectives of the Company. The Board also considered the Adviser’s personnel and their prior experience in connection with the types of investments proposed to be made by the Company, including such personnel’s network of relationships with intermediaries focused on middle-market companies.

In addition, the Board considered the other terms and conditions of the Amended Advisory Agreement and the fact that the nature, extent and quality of services is not expected to change as a result of amending the Existing Advisory Agreement. Additionally, the Board considered that the increase in fees payable to the Adviser under the Amended Advisory Agreement will provide the Adviser with the ability to hire additional personnel to provide services to the BDC. The Board considered that the Adviser competes for investment professionals and other key personnel with asset managers whose potential for revenue, and therefore their ability to compensate and retain investment professionals, is not constricted as funds managed grow assets and enhance invest investor returns through the use of leverage. The Board also discussed with representatives of the Adviser that the Adviser does not believe it will have sufficient financial resources and incentives to attract the number and quality of personnel required to grow and manage the Company’s assets under the Existing Advisory Agreement. Specifically, the changes to the definition of “pre-incentive fee net investment income” in the Amended Advisory Agreement will provide the Adviser with the additional income required to attract and retain investment professionals necessary to support the growth and operations of the Company.

The Board concluded that although the substantive terms of the Amended Advisory Agreement, including the services to be provided, are generally the same as those of comparable BDCs described in the market data then available, it would be difficult to obtain similar services from other third-party service providers in light of the nature, quality and extent of the advisory and other services provided to us by the Adviser. In addition, the Board considered the fact that we have the ability to terminate the Amended Advisory Agreement without penalty upon 60 days’ written notice to the Adviser.

Investment Performance of the Company and the Adviser. The Board reviewed the investment performance of the Company since its commencement of operations and compared the performance of the Company with the performance of comparable BDCs. The Board determined that the Adviser was delivering results consistent with the investment objective of the Company and that the Company’s investment performance was above average, relative to comparable BDCs. The Board considered that, upon effectiveness of the Amended Advisory Agreement, no changes are expected to the day-to-day management of the Adviser, and that key senior management of the Adviser will continue to operate in the same professional capacity.

The Board also considered that the increase in fees payable to the Adviser under the Amended Advisory Agreement will incentivize increased competitiveness for the Company in the market. Specifically, the Board considered that minimal use of leverage has disadvantaged the Company in certain competitive situations. The Amended Advisory Agreement would provide an incentive fee structure that better aligns the interests of the Company and the Adviser with respect to the use of leverage. Additionally, the Board considered that the simplification of certain provisions in the Amended Advisory Agreement is expected to make it easier for the Company to access the capital markets in a variety of ways. Accordingly, in light of such findings and the performance history of the Company, the Board determined that the investment performance of the Company was likely to remain consistent under the Amended Advisory Agreement.

Costs of the Services Provided to the Company and the Profits Realized by the Adviser. The Board considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other BDCs with similar investment objectives, our projected operating expenses and expense ratio compared to other BDCs with similar investment objectives, as well as the administrative services that the Adviser will provide to us. Based upon its review, the Board believes that the increase in fees to be paid under the Amended Advisory Agreement would generally result in a fee structure that is comparable to or more favorable than those payable under agreements of comparable BDCs described in the market data then available. In addition, the Board noted that there was no current or potential source of indirect income to the Advisor from its relationship with us currently expected.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Company grows, and whether the fees payable under the Amended Advisory Agreement will reflect these economies of scale for the benefit of our stockholders. Taking into account such information, the Board concluded that the advisory fee structure under the Amended Advisory Agreement was reasonable and that no additional revisions were currently necessary to reflect economies of scale.

Conclusions. In view of the wide variety of factors that the Board considered in connection with its evaluation of the Amended Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the above-mentioned factors and discussion of the Amended Advisory Agreement, the Board approved the Amended Advisory Agreement, including the fees payable to the Adviser thereunder, as being in the best interests of the Company and its stockholders. The Board then directed that the Amended Advisory Agreement be submitted to stockholders for approval with the Board’s recommendation that stockholders of the Company vote to approve the Amended Advisory Agreement.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2022 Annual Meeting of Stockholders will be held in May 2022, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2022 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of Runway Growth Credit Fund Inc. at 205 N Michigan Ave, Suite 4200, Chicago, Illinois 60601. The Company must receive the proposal on or before December 27, 2021, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2022 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this proxy statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement. As a result, for the Company’s 2022 Annual Meeting of Stockholders, a stockholder’s notice pursuant to these provisions of our bylaws must be received no earlier than November 27, 2021 and no later than 5:00 p.m., Eastern Time, on December 27, 2021 provided, however, that in the event that the date of the 2022 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2022 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2022 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2022 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice.

In accordance with our bylaws, the chair of any annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

You are cordially invited to attend the Annual Meeting in person (i.e., virtually). Regardless of whether you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote through the internet.

By Order of the Board of Directors,

/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Secretary and Treasurer

Chicago, Illinois
April 26, 2021

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains our privacy policies. This notice supersedes any other privacy notice you may have received from us, and its terms apply to both our current customers and former customers.

How We Protect Your Personal Information

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect

The only information we collect from you is your name, address, tax identification number, and number of shares you hold.

How We Use this Information

This information is used only so that we can service your account, send you distributions, annual reports and other information about the Company, and send you proxy statements or other information required by law.

Who Has Access to Personal Information

We do not share customer information with any non-affiliated third party except as described below.

•	Authorized Employees of the Adviser and the Administrator. It is our policy that only authorized employees of the Adviser and/or the Administrator who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing information to you. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Updating Your Information

To help us keep your customer information up-to-date and accurate, please contact the Adviser, at the address below, if there is any change in your personal information.

Runway Growth Capital LLC

205 N. Michigan Ave

Suite 4200

Chicago, IL 60601

ATTN: Chief Compliance Officer

EXHIBIT A

FORM OF

SECOND AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

BETWEEN

RUNWAY GROWTH CREDIT FUND INC.

AND

RUNWAY GROWTH CAPITAL LLC

This Second Amended and Restated Investment Advisory Agreement (the “Agreement”) is made this ____ day of ____, 2021, by and between RUNWAY GROWTH CREDIT FUND INC., a Maryland corporation (the “Company”), and RUNWAY GROWTH CAPITAL LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is organized as a closed-end management investment fund that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company and the Adviser are parties to the amended and restated investment advisory agreement, dated September 12, 2017, by and between the Company and the Adviser (the “Prior Agreement”); and

WHEREAS, the Company and the Adviser desire to amend and restate the Prior Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) The Company hereby retains the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Company’s annual report on Form 10-K filed on March 11, 2021; (ii) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and bylaws as the same shall be amended from time to time; and (iii) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

(b) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(d) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.

All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. The Company shall bear all other costs and expenses of its operations, administration and transactions, including (without limitation) those relating to: the Company’s pro-rata portion of fees and expenses related to an initial public offering of the Public Fund in connection with a Spin-Off transaction (as defined below); fees and expenses related to public and private offerings, sales and repurchases of the Company’s securities; calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm); fees and expenses payable to third parties, including agents, consultants or other advisers, in connection with monitoring financial and legal affairs for the Company and in providing administrative services, monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance the Company’s investments; sales and purchases of shares of the Company’s common stock and other securities; investment advisory and management fees; administration fees, if any, payable under the administration agreement between the Company and the Company’s administrator, Runway Administrator Services LLC (f/k/a GSV Credit Service Company, LLC) (the “Administrator”), dated as of December 15, 2016 (the “Administration Agreement”) (as the same shall be amended from time to time); transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Company’s securities on any securities exchange (an “Exchange Listing”); U.S. federal, state and local taxes; fees and expenses of directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party or an affiliate thereof (the “Independent Directors”); costs of preparing and filing reports or other documents required by the Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Company, the Adviser or the Administrator in connection with administering the Company’s business, including payments under the Administration Agreement between the Company and the Administrator, based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs.

For purposes of this Agreement, a “Spin-Off transaction” includes either a transaction whereby (a) the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the Company’s common stock, or (ii) exchange their shares of the Company’s common stock for shares of common stock in a newly formed entity (the “Public Fund”) that shall elect to be regulated as a BDC under the Investment Company Act and treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Public Fund Spin-Off”); or (b) the Company completes an Exchange Listing.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The cost of both the Base Management Fee and the Incentive Fee will ultimately be borne by the Company’s common stockholders. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

(a)	The Base Management Fee shall be payable on the first day of each calendar quarter and calculated as follows:

The Base Management Fee shall be an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter for so long as the aggregate amount of Gross Assets of the Company as of the end of the most recently completed calendar quarter is less than $500,000,000. For purposes of this Agreement, “Gross Assets” is defined as the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage, as of the end of the most recently completed fiscal quarter. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $500,000,000, but less than $1,000,000,000, the Base Management Fee shall be an amount equal to 0.40% (1.60% annualized) of the average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1,000,000,000, the Base Management Fee shall be an amount equal to 0.375% (1.50% annualized) of the average daily Gross Assets during the most recently completed calendar quarter.

The Base Management Fee shall be appropriately prorated for any partial month or quarter.

(b)	The Incentive Fee shall consist of two parts, as follows:

(i)	(A) The first part (the “Income Incentive Fee”) shall be calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income shall be based on the Pre-Incentive Fee net investment income earned for the quarter. For this purpose, “Pre-Incentive Fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income the Company has not yet received in cash; provided, however, that the portion of the Income Incentive Fee attributable to deferred interest features shall be paid, only if and to the extent received in cash, and any accrual thereof shall be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income shall not reduce the amounts payable for any quarter pursuant to this Section 3(b)(i)(A). Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

(B) Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, shall be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). The Company shall pay the Adviser an Income Incentive Fee with respect to the Company’s Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of the Company’s Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of the Company’s Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide the Adviser with 20.0% of the Company’s Pre-Incentive Fee net investment income as if a hurdle did not apply if the Company’s Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of the Company’s Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to the Adviser);

provided that, until the consummation of a Spin-Off transaction, in the event that (a) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC exceeds 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of the quarter and (b) the Pre-Incentive Fee net investment income adjusted to include any realized capital gains and losses (“Adjusted Pre-Incentive Fee net investment income”), expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the end of the quarter is less than 10%, no Income Incentive Fee shall be payable for such quarter until the first subsequent quarter in which either (x) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC is equal to or less than 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of such subsequent quarter or (y) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the of the end of the quarter equals or exceeds 10%; provided, however, that in no event shall any Income Incentive Fee be payable for any prior quarter after the three-year anniversary of the end of such quarter.

(C) The Income Incentive Fee shall be payable in connection with a Public Fund Spin-Off as follows. The Income Incentive Fee shall be calculated as of the date of the completion of the Public Fund Spin-Off and shall equal the amount of Income Incentive Fee that would be payable to the Adviser if (1) all of the Company’s investments were liquidated for their current value and any unamortized deferred portfolio investment-related fees would be deemed accelerated, (2) the proceeds from such liquidation were used to pay all of the Company’s outstanding liabilities, and (3) the remainder were distributed to the Company’s stockholders and paid as Incentive Fee in accordance with the Income Incentive Fee described in clauses (1) and (2) above for determining the amount of the Income Incentive Fee; provided, however, that in no event shall the Income Incentive Fee paid in connection with the completion of the Public Fund Spin-Off (x) include the portion of the Income Incentive Fee attributable to deferred interest features of a particular investment that is not transferred pursuant to the Public Fund Spin-Off until such time as the deferred interest is received in cash, or (y) exceed 20% of the Company’s Pre-Incentive Fee net investment income accrued by the Company for the fiscal quarter as of the date of the completion of the Public Fund Spin-Off. The Company shall make the payment of the Income Incentive Fee paid in connection with the completion of the Public Fund Spin-Off in cash on or immediately following the date of the completion of the Public Fund Spin-Off. After the Public Fund Spin-Off, all calculations relating to the Incentive Fee payable shall be made beginning on the day immediately following the completion of the Public Fund Spin-Off without taking into account the exchanged shares of the Company’s common stock (or contributions, distributions or proceeds relating thereto).

(ii)	(A) The second part of the Incentive Fee (the “Capital Gains Fee”) shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ending December 31, 2016, and shall equal 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a BDC through the end of the relevant calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee. For purposes of this Section 3(b)(ii), the Company’s “aggregate cumulative realized capital gains” shall not include any unrealized appreciation. If such amount is negative, then no Capital Gains Fee shall be payable for such year. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

(B) The Capital Gains Fee shall be payable in respect of the exchanged shares of the Company’s common stock in connection with the Public Fund Spin-Off and shall be calculated as of the date of the completion of the Public Fund Spin-Off as if such date were a calendar year-end for purposes of calculating and paying the Capital Gains Fee.

(c)	No Income Incentive Fee or Capital Gains Fee shall be payable in connection with the Public Fund Spin-Off unless, on the date of the completion of the Public Fund Spin-Off, the sum of the Company’s (i) Pre-Incentive Fee net investment income and (ii) realized capital gains less realized capital losses and unrealized capital depreciation from the date of the Company’s election to be regulated as a BDC through, and including, the date of the completion of the Public Fund Spin-Off, is greater than 8% of the cumulative net investments made by the Company since its election to be regulated as a BDC.

4.	Covenants of the Adviser.

The Adviser covenants that it shall remain registered as an investment adviser under the Advisers Act so long as the Company maintains its election to be regulated as a BDC under the Investment Company Act. The Adviser agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Limitations on the Employment of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

6.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.

7.	Limitation of Liability of the Adviser; Indemnification.

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its members and the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

8.	Effectiveness, Duration and Termination of the Agreement.

(a) This Agreement shall become effective as of the first date above written. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as set forth in this Section 8, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 7 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b) The Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the affirmative vote of a majority of the Board, or by the affirmative vote of a majority of the outstanding voting securities of the Company, and (B) the affirmative vote of a majority of the Company’s Independent Directors, in accordance with the requirements of the Investment Company Act.

(c) This Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by: (i) the affirmative vote of a majority of the outstanding voting securities of the Company, (ii) the affirmative vote of a majority of the Board, including a majority of the Independent Directors, or (iii) the Adviser.

(d) This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

(e) The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 7 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

9.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

10.	Amendments.

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

11.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

12.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

13.	Counterparts.

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

RUNWAY GROWTH CREDIT FUND INC.

By:
Name: R. David Spreng
Title: President and Chief Executive Officer

RUNWAY GROWTH CAPITAL LLC

By:
Name: R. David Spreng
Title: President

[Signature Page to Second Amended and Restated Investment Advisory Agreement]

RUNWAY GROWTH CREDIT FUND INC.

Proxy for Annual Meeting of Shareholders on May 27, 2021

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints R. David Spreng and Thomas B. Raterman, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of RUNWAY GROWTH CREDIT FUND INC., to be held May 27, 2021, at 11:00 a.m. ET, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

RUNWAY GROWTH CREDIT FUND INC.

May 27, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/22600

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000001000 3 052721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of the following two persons to serve as members of the Board of Directors for a term of three years and until each of their respective succesors are elected and qualify.

NOMINEES:
- ○ Julie Persily
- ○ Lewis W. Solimene, Jr.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and submit the voting instruction form (ballot). It is understood that if you submit the ballot without otherwise marking it, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

RUNWAY GROWTH CREDIT FUND INC.

May 27, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/257281653 (password: runway2021) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/22600

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230300000000001000 3 052721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of the following two persons to serve as members of the Board of Directors for a term of three years and until each of their respective succesors are elected and qualify.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Julie Persily
○ Lewis W. Solimene, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and submit the voting instruction form (ballot). It is understood that if you submit the ballot without otherwise marking it, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.